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                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference made to our firm under the caption "Auditors" in the Statement of Additional Information and to the use of our report dated June 22, 1998 in this Registration Statement (Form N-2 No. 333-51017) of Managed High Yield Plus Fund Inc.


                                    ERNST & YOUNG LLP



New York, New York
June 22, 1998